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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         ----------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 May 10, 2001
                             --------------------
                               (Date of Report)

                          FISHER COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Washington                      000-22349                     91-0222175
------------------------------      ----------------------         ---------------------
 (State or Other Jurisdiction        (Commission File No.)            (IRS Employer
      of Incorporation)                                             Identification No.)

 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)

                                (206) 404-7000
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     On May 10, 2001, Fisher Communications, Inc. announced that it plans for stock of Fisher Communications, Inc. to begin trading on the Nasdaq Stock Market on May 18.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     99.1  Press Release, dated May 10, 2001.

                                       2
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FISHER COMMUNICATIONS, INC.


Dated: May 11, 2001                    By  /s/ David D. Hillard
                                          ----------------------------------
                                       David D. Hillard
                                       Senior Vice President, CFO and
                                       Assistant Secretary
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                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

     99.1            Press Release, dated May 10, 2001.